UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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VESTIN REALTY MORTGAGE I, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL INFORMATION
FUTURE STOCKHOLDER PROPOSALS
PROPOSAL NO. 1 – ELECTION OF DIRECTORS
PROPOSAL NO. 2 – 2010 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF AUDIT COMMITTEE
TRANSACTIONS WITH RELATED PERSONS
FORM 10-K
OTHER MATTERS

VESTIN REALTY MORTGAGE I, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 2, 2010

TO THE STOCKHOLDERS OF VESTIN REALTY MORTGAGE I, INC:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vestin Realty Mortgage I, Inc., a Maryland corporation (the “Company”), will be held on Wednesday, June 2, 2010, at 10:00 a.m. Eastern Time at Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect one director to serve on the Company’s board of directors until the 2013 Annual Meeting of Stockholders or until a successor is duly elected and qualified;

2.	To consider and vote upon the ratification of the appointment of JLK Partners, LLP as the independent registered public accountants of the Company for the fiscal year ending December 31, 2010; and

3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Company’s board of directors has fixed the close of business on April 16, 2010, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.  Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

All stockholders are cordially invited to attend the meeting in person.  Whether or not you plan to attend, please authorize your proxy by one of the methods described in this proxy statement.  Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be voted to assure that all of your shares will be voted.  You may revoke your proxy at any time prior to the Annual Meeting.  If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote in person at the Annual Meeting will be counted.

WE ARE USING THE SECURITIES AND EXCHANGE COMMISSION RULE THAT ALLOWS COMPANIES TO FURNISH PROXY MATERIALS TO THEIR STOCKHOLDERS ON THE INTERNET.  BY PROVIDING THE INFORMATION YOU NEED THROUGH THE INTERNET, WE WILL LOWER THE OVERALL COSTS OF THE DELIVERY OF PROXY MATERIALS FOR THE ANNUAL MEETING.  AS A RESULT, WE ARE MAILING TO OUR STOCKHOLDERS A NOTICE INSTEAD OF A PAPER COPY OF THIS PROXY STATEMENT AND OUR 2009 ANNUAL REPORT.  THE NOTICE CONTAINS INSTRUCTIONS ABOUT HOW TO OBTAIN A PAPER COPY OF OUR ANNUAL REPORT AND PROXY MATERIALS.  PLEASE READ THE PROXY STATEMENT AND PROXY CARD CAREFULLY AND DETERMINE THE METHOD YOU WILL USE TO VOTE.

By Order of the Board of Directors,
Michael V. Shustek
Secretary, Chairman of the Board and Chief Executive Officer
Las Vegas, Nevada
April 23, 2010

VESTIN REALTY MORTGAGE I, INC.
6149 S. Rainbow Blvd.
Las Vegas, Nevada 89118
(702) 227-0965

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 2, 2010

The enclosed proxy is solicited on behalf of the board of directors (the “Board”) of Vestin Realty Mortgage I, Inc., a Maryland corporation (the “Company”), for use at the 2010 Annual Meeting of Stockholders to be held on June 2, 2010, at 10:00 a.m. Eastern Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.  The 2010 Annual Meeting will be held at Venable, LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202.  In this proxy statement “we,” “us,” or “our” refer to the Company.

Please authorize a proxy to vote your shares of common stock by one of the methods described in this proxy statement.  This proxy statement has information about the 2010 Annual Meeting and was prepared by Vestin Mortgage, Inc. (“Vestin Mortgage”), the sole manager of the Company for our Board.  This proxy statement, the accompanying proxy card and other proxy material are first being made available to you on or about April 23, 2010.

Important Notice Regarding the Availability of Proxy Material for the 2010 Annual Meeting of Stockholders

We are furnishing our proxy materials to our stockholders over the Internet in accordance with the Securities and Exchange Commission (“SEC”) rules.  The proxy materials include a Notice of Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.  The proxy materials will be available on the Internet at http://www.stocktrans.com/eproxy/VRMI2010.  Stockholders will not receive printed copies of the proxy materials unless they request written copies of such materials.  A Notice of Annual Meeting and of Internet Availability of Proxy Materials (the “Notice”) is being mailed to each of our stockholders of record with instructions on how to access and review the proxy materials on the Internet, how to submit a proxy through the Internet as well as how to request printed copies of the proxy materials.

GENERAL INFORMATION ABOUT VOTING

Who can attend the meeting?

Attendance at the 2010 Annual Meeting is limited to the Company’s stockholders.  Admission to the meeting will be on a first-come, first-served basis.  Registration will begin at 9:30 a.m. and each stockholder may be asked to present a valid picture identification such as a driver’s license or passport.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares at the close of business on April 16, 2010.  On April 16, 2010, the record date for determination of stockholders entitled to notice of and to vote at the 2010 Annual Meeting, 6,499,191 shares of our common stock, par value $0.0001 per share, were issued and outstanding.

Holders of common stock will vote at the 2010 Annual Meeting as a single class on all matters.  The enclosed proxy card shows the number of shares you are entitled to vote.

How can I access the proxy materials over the Internet?

You may access the proxy materials at http://www.stocktrans.com/eproxy/VRMI2010.

How may I obtain a paper copy of the proxy materials?

The notice regarding Internet availability includes instructions about how to obtain a paper copy of the proxy materials.

How do I authorize a proxy to vote my shares?

You may vote by proxy or in person at the Annual Meeting.  To vote by proxy, you may use one of the following methods if you hold your stock in your own name:

•
Internet voting:  You may authorize a proxy to vote by Internet by following the instructions on the Notice that you receive to authorize a proxy to vote your shares.  If you wish to authorize a proxy to vote your shares on the Internet, you will need your “Shareholder Control Number” (which can be found on the Notice you receive).

•	Phone: You may vote by phone by following the instructions indicated on the web site at www.stocktrans.com/eproxy/VRMI2010.

•
Mail: If you wish to authorize a proxy to vote your shares by mail, simply print out the proxy card included on the Internet website stated above, mark the proxy card accordingly, sign it and return it to us at the address indicated on the proxy card.  If you request a paper copy of the proxy materials, you may complete the proxy card and return it in the envelope that will be included with the proxy materials.

What if other matters come up at the 2010 Annual Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the 2010 Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares in accordance with the recommendation of the Board or if no recommendation has been made in their own discretion.

Can I change my vote after I return my proxy card?

Yes.  As a stockholder of record at any time before the vote on a proposal you can change your vote either by submitting a new later dated proxy, on the Internet or by filing with Michael V. Shustek, our Chief Executive Officer, at our principal executive offices at 6149 S. Rainbow Blvd., Las Vegas, Nevada 89118, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card.  We will honor the proxy submitted with the latest date.  You may also revoke your proxy by attending the 2010 Annual Meeting and voting in person.

Can I vote in person at the 2010 Annual Meeting rather than by authorizing a proxy?

We encourage you to vote by proxy, however, if your plans change, you are certainly welcome to attend the 2010 Annual Meeting and vote your shares in person.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares and whether or not you can authorize a proxy to vote by telephone or the Internet.

How are votes counted?

All votes will be tabulated by the inspector of elections appointed for the 2010 Annual Meeting, who will separately tabulate affirmative votes, withheld or negative votes and abstentions.  Abstentions are counted as present for purposes of determining whether there is a quorum for the transaction of business.  Abstentions and withheld votes will not be counted as votes cast and will have no effect on the result of the vote.  If your shares are held in the name of a nominee, and you do not direct the nominee how to vote your shares, the nominee is entitled to vote them in its discretion on “routine” matters.  The second proposal on the agenda for the 2010 Annual Meeting is considered to be routine.

We will have a quorum and be able to hold the 2010 Annual Meeting, if holders of a majority of the shares of common stock entitled to cast votes are present at the meeting either in person or by proxy.  As of the record date, there were 6,499,191 shares of common stock outstanding; hence, a quorum will be 3,249,596 shares.  If you authorize a proxy on the Internet or sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

In the election of a director, the nominee receiving the highest number of affirmative votes shall be elected.  You may not cumulate votes in the election of a director.  The affirmative vote of a majority of the votes cast on the proposal is required for the ratification of the appointment of independent registered public accountants.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of the Notice, the proxy statement, the proxy card and any additional solicitation materials furnished to the stockholders.  Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  The original solicitation of proxies by Internet may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company or of Vestin Mortgage.  No additional compensation will be paid to these individuals or to Vestin Mortgage for any such services.  Except as described above, the Company does not presently intend to solicit proxies other than by Internet.

FUTURE STOCKHOLDER PROPOSALS

Stockholder proposals that are intended to be presented at our 2011 Annual Meeting and included in our proxy materials relating to the 2011 Annual Meeting must be received by our Corporate Secretary at Vestin Realty Mortgage I, Inc., 6149 S. Rainbow Blvd., Las Vegas, Nevada 89118, no later than December 25, 2010, which is 120 calendar days prior to the anniversary of the date that this year’s proxy materials are first made available to our stockholders.  All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2011 Annual Meeting.

If a stockholder wishes to present a proposal or a nominee for election to our Board at our 2011 Annual Meeting and the proposal or nominee is not intended to be included in our proxy statement relating to the 2011 Annual Meeting, the stockholder must give advance notice to us prior to the deadline for the Annual Meeting.  In order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary in accordance with our Bylaws as then in effect between November 25, 2010 and 5:00 P.M. Pacific Time on December 25, 2010 and must contain the information set forth in our Bylaws.  However, in the event that the 2011 Annual Meeting is called for a date which is more than thirty days before or after the anniversary of the date of the 2010 Annual Meeting, stockholder proposals intended for presentation at the 2011 Annual Meeting must be received by our Corporate Secretary no earlier than 150 days before the date of such annual meeting and no later than the later of 120 days before the date of the 2011 Annual Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  You may obtain a copy of our Bylaws by sending a written request addressed to the Corporate Secretary at the address set forth in the preceding paragraph.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

OVERVIEW OF PROPOSALS

This proxy statement contains two proposals requiring stockholder action.  Proposal No. 1, the election of one director to our Board, and Proposal No. 2, ratification of the appointment of our independent registered public accountants.  Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

The Board is authorized to have up to 15 directors, as established by the Board pursuant to the Company’s Bylaws (“Bylaws”).  Since the formation of the Company, the Company’s Board has consisted of five directors.  In accordance with the Company’s charter and Bylaws, the Board is divided into three classes, class I, class II and class III, with each class serving staggered three-year terms.  The members of the classes are divided as follows:

•	The class I director is Kenneth A. Seltzer, whose term will expire at the 2010 Annual Meeting of stockholders;

•	The class II directors are Donovan Jacobs and Robert J. Aalberts, whose terms will expire at the 2011 Annual Meeting of stockholders; and

•	The class III directors are Daryl C. Idler, Jr. and Michael V. Shustek whose terms will expire at the 2012 Annual Meeting of stockholders.

Our Board has nominated Kenneth A. Seltzer for reelection as a director to serve for a three-year term and until a successor is duly elected and qualified.  Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy, or if no direction is made, for the election of Mr. Seltzer.  Because we are only electing a director to fill one board seat, the proxy holders may only be instructed to vote for one person.

Mr. Seltzer has agreed to serve if elected until his new term expires at our 2013 Annual Meeting of Stockholders, and we have no reason to believe that he will be unavailable to serve.  If he is unable or declines to serve as a director at the time of the 2010 Annual Meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy.  Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Mr. Seltzer.

Certain information about Mr. Seltzer is set forth below.

Name	Age	Director Since	Position

Kenneth A. Seltzer (1)	57	2008	Director

(1)	Chairman of the Audit Committee, Member of the Nominating Committee and Compensation Committee.

Kenneth A. Seltzer is the president of the accounting firm of Kenneth A. Seltzer, CPA A.P.C. since 1993 and a member of our board since January 2008. His firm specializes in compilations and reviews for small and medium size businesses as well as federal and state tax reporting.  In addition, his firm has performed accounting engagements for bankruptcy cases in the State of Nevada.  Mr. Seltzer is a CPA in the State of Nevada and a graduate of California State University, Northridge.  Mr. Seltzer’s experience as an accountant provides the Board with an important perspective on financial reporting and internal controls.

For the biographies on our current directors not standing for re-election, Messrs. Aalberts, Idler, Jacobs and Shustek, please see the section entitled “Management—Directors and Executive Officers of the Company, Vestin Mortgage (our manager), Vestin Group, Vestin Originations, Inc. (“Vestin Originations”), a significant majority owned subsidiary of Vestin Group, or our Affiliates” on page 11.

Vote Required

The nominee receiving the highest number of affirmative votes cast in the election of the director will be elected as a director.  Votes withheld are counted for purposes of determining the presence or absence of a quorum, but will have no effect on the result of the vote.

Recommendation of the Board of Directors

Our board of directors unanimously recommends that the stockholders vote FOR the election of Mr. Seltzer.

CORPORATE GOVERNANCE

Board of Directors

Our Board currently consists of five directors who are divided into three classes.  Directors are elected to serve a three year term.  The authorized number of directors may be changed only by resolution of the Board.  Any additional directors resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one third of the directors.  This classification of our Board may have the effect of delaying or preventing changes in our control or management.  Our directors will hold office until their successors have been elected and qualified or until their earlier death, resignation, disqualification or removal for cause by the affirmative vote of the holders of at least a majority of our outstanding stock entitled to vote on the election of directors.

During the fiscal year 2009, our Board held four meetings, the Audit Committee of our Board (the “Audit Committee”) held five meetings, the Nominating Committee of our Board (the “Nominating Committee”) held one meeting and the Compensation Committee of our Board (the “Compensation Committee”) did not hold a meeting.  However, the Compensation Committee met in April 2010 to review and approve management fees in respect of services rendered in 2009 to Vestin Mortgage.  Two directors attended 100% of all Board and applicable standing committee meetings, two directors attended 90% of all Board and applicable standing committee meetings, and one director attended 75% of the Board meetings held during the year ended December 31, 2009.  Mr. Micone did not attend any Board or applicable standing committee meetings held during the year ended December 31, 2009.  Directors are encouraged to attend annual meetings of our stockholders.  At the last annual meeting of stockholders, all of the five then-current directors attended.  Our independent directors held one executive session during 2009.

In compliance with Nasdaq listing requirements, a majority of our directors must be individuals who meet the independence standards set forth in the applicable rules of the Nasdaq Stock Market.  We use the definition of independence set forth in Nasdaq Rule 5605(a)(2), and the interpretations thereof to determine if a candidate qualifies as an independent director.  Our Nominating Committee reviews each director and each candidate to determine whether the individual meets the requisite standard of independence.  In addition, members of the Audit Committee must meet the independence standards set forth in Section 10A (m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder.  Our Nominating Committee has evaluated each of our directors and has determined that (i) each director except for Mr. Shustek meets the independence requirements of Nasdaq Rule 5605(a)(2) and (ii) each member of our Audit Committee meets the independence requirements of Section 10A(m) of the Exchange Act and the rules thereunder.

Stockholders wishing to communicate with the Board should send their correspondence to the following address: 6149 S. Rainbow Blvd., Las Vegas, Nevada 89118.  Such correspondence shall be directed to Mr. Idler unless the correspondent directs that the letter be delivered to another director.  Stockholders may mark such communications “Confidential” and all such letters will be delivered unopened to the designated addressee.

Board Leadership

Michael V. Shustek serves as our CEO and as the Chairman of our Board.  Mr. Shustek was the founder of our Company and has served as its CEO since inception.  Our Board believes that Mr. Shustek is best situated to serve as Chairman of the Board because he is the director most familiar with our business and loan portfolio and is therefore best positioned to lead Board discussions relating to strategic priorities and opportunities.  In this regard, the Board noted Mr. Shustek’s extensive experience in secured real estate lending and his familiarity with our assets and operations.  The Board believes that under these circumstances, the combined role of CEO and Chairman promotes effective strategy development and execution.

We have not appointed a lead independent director, viewing this position as unnecessary given the small size of our Board.  However, Mr. Aalberts generally chairs executive sessions of our independent directors.

Board Committees

Our Board has appointed an Audit Committee, a Nominating Committee and a Compensation Committee.

Audit Committee
Kenneth A Seltzer (Chairman)
Robert J. Aalberts
Daryl C. Idler, Jr.

Compensation Committee
Robert J. Aalberts (Chairman)
Kenneth A. Seltzer
Daryl C. Idler, Jr.

Nominating Committee
Daryl C. Idler, Jr. (Chairman)
Kenneth A. Seltzer
Robert J. Aalberts

Audit committee – The Audit Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent accountants.  In addition, the Audit Committee reviews with the Company’s management and its independent accountants financial information that will be provided to stockholders and others, the systems of internal controls which management and our Board have established and our audit and financial reporting processes.  The Audit Committee operates under a written Audit Committee Charter adopted by our Board, which is available at http://www.vestinrealtymortgage1.com/VRT_About/CommitteeCharters.aspx.  Our Audit Committee, consisting of Mr. Seltzer (chair), Mr. Aalberts and Mr. Idler, met in March 2010 in connection with the audit of our 2009 financial statements, and the audit committee members held a total of five meetings in fiscal 2009. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements.  This committee’s responsibilities include, among other things:

•	Selecting and hiring our independent auditors;

•	Evaluating the qualifications, independence and performance of our independent auditors;

•	Approving the audit and non-audit services to be performed by our independent auditors;

•	Reviewing the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies;

•	Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; and

•	Reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations.

Our independent auditors and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to this committee.  Our Audit Committee currently consists of Mr. Seltzer, Mr. Idler and Mr. Aalberts.  Our Board has determined that each of these directors meet the independence standards for audit committee members and that Mr. Seltzer meets the financial expertise requirements set forth in Section 407 of the Sarbanes Oxley Act of 2002.

Nominating Committee – Our Nominating Committee was formed to assist our Board by identifying individuals qualified to become directors.  During fiscal 2009, the Nominating Committee, consisting of Mr. Micone (until March 2009) Mr. Aalberts (after March 2009), Mr. Seltzer and Mr. Idler, Jr (chair), held one meeting.  Our nominating committee currently consists of Mr. Aalberts, Mr. Seltzer and Mr. Idler, Jr (chair).

The Nominating Committee operates under a charter adopted by our Board, which is available at http://www.vestinrealtymortgage1.com/VRT_About/CommitteeCharters.aspx  Responsibilities of the Nominating Committee include, among other things:

•	Evaluating the composition, size, operations and governance of our Board and making recommendations regarding future planning and the election of directors;

•	Evaluating the independence of our directors and candidates for election to the Board; and

•	Evaluating and recommending candidates for election to our Board.

In evaluating candidates, the Nominating Committee will consider an individual’s business and professional experience, the potential contributions they could make to our Board and their familiarity with our business.  The Nominating Committee will consider candidates recommended by our directors, members of our management team and third parties.  The Nominating Committee will also consider candidates suggested by our stockholders.  We do not have a formal process established for this purpose.

We do not have a formal diversity policy with respect to the composition of our Board.  However, the Nominating Committee seeks to ensure that the Board is composed of directors whose diverse backgrounds, experience and expertise will provide the Board with a range of perspectives on matters coming before the Board.

Stockholders are encouraged to contact the Chair of the Nominating Committee if they wish the Committee to consider a proposed candidate.  Stockholders should submit the names of any candidates in writing, together with background information about the candidate to:

Mr. Daryl C. Idler, Jr,
Chair of the Nominating Committee
Vestin Realty Mortgage I
6149 South Rainbow Boulevard
Las Vegas, NV 89118

Stockholders wishing to directly nominate candidates for election to the Board must provide timely notice in accordance with the requirements of our current Bylaws, between the 150th and 120th days prior to the anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders.

Compensation Committee – Our Compensation Committee operates under a charter adopted by our Board, which is available at http://www.vestinrealtymortgage1.com/VRT_About/CommitteeCharters.aspx  It was established to assist our Board relating to compensation of the Company’s directors and its sole manager, Vestin Mortgage, Inc.; and to produce as may be required an annual report on executive officer compensation.  Subject to applicable provisions of our Bylaws and the Management Agreement with our manager, the Compensation Committee is responsible for reviewing and approving compensation paid by us to our manager.  As we do not pay any compensation to our executive officers, the Compensation Committee has not produced a report on executive compensation.  During fiscal 2009 the Compensation Committee, consisting of Mr. Idler, Mr. Seltzer and Mr. Aalberts (chair), did not hold a meeting; however, the Compensation Committee met in April 2010 to review and approve management fees, in respect of services rendered in 2009, to Vestin Mortgage.

Our Board may establish other committees to facilitate the management of our business.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee had a relationship that requires disclosure as a compensation committee interlock.

Director Compensation

We pay our non-employee directors $500 for each board meeting attended in person or by telephone conference and $500 for each committee meeting attended in person or by telephone conference.  Non-employee directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board and committees of the Board.

Employee directors do not receive any additional compensation for serving as members of our Board or any committee of our Board.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees of our manager.  The Code of Business Conduct and Ethics may be found on our web site at http://www.vestinrealtymortgage1.com/VRT_About/Documents/CodeOfEthics.pdf.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On April 12, 2010, the Audit Committee of the Company’s Board of Directors engaged JLK Partners, LLP (“JLK”) as the Company’s independent registered public accounting firm for the year ending December 31, 2010.  Frazer Frost LLP,  (“Frazer Frost”) was dismissed as the Company’s independent registered public accounting firm on that same date. Frazer Frost had served as the Company’s independent registered public accounting firm for the year ended December 31, 2009.  Frazer Frost was formed when a majority of the partners of Moore, Stephens, Wurth, Frazer and Torbet LLP (“MSWFT”), the Company’s former independent public accountants, combined with the partners of Frost, PLLC, effective January 1, 2010.

The audit report of Frazer Frost on the financial statements of the Company as of and for the year ended December 31, 2009, and the audit report of MSWFT on the financial statements of the Company as of and for the year ended December 31, 2008, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the period from January 1 through April 12, 2010, there were no disagreements with Frazer Frost or MSWFT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

During the Company’s most two recent fiscal years ended December 31, 2009 and 2008 and the period from January 1 through April 12, 2010, the Company did not consult with JLK on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and JLK did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Representatives of JLK are expected to be present, in person or by telephone, at the 2010 Annual Meeting and will have the opportunity to make a statement if they desire to do so.  They are also expected to be available to respond to appropriate questions.  Representatives of Frazer Frost are not expected to be present, in person or by telephone, at the 2010 Annual Meeting.

Before appointing JLK, the Audit Committee carefully considered its qualifications, including the qualifications of JLK’s personnel.  In addition, the Audit Committee considered JLK’s reputation for integrity and competence in the fields of accounting and auditing.  The Audit Committee also considered whether JLK’s provision of non-audit services to the Company would be compatible with that firm’s independence from the Company.

Stockholders will be asked at the 2010 Annual Meeting to consider and vote upon the ratification of the appointment of JLK.  If the stockholders ratify the appointment, the Audit Committee may still, in its discretion appoint different registered public accountants at any time during the year, if it concludes that such a change would be in the best interests of the Company and its stockholders.  If the stockholders fail to ratify the appointment, the Audit Committee will reconsider, but not necessarily rescind, the appointment of JLK.

Fees Billed by Independent Registered Public Accountants

The SEC requires disclosure of the fees billed by the Company’s independent registered public accountants for certain services.  The following table sets forth the aggregate fees billed by Frazer Frost and MSWFT during the fiscal years ended December 31, 2009 and 2008:

	December 31, 2009	December 31, 2008
Fees Billed:
Audit Fees	$184,000	$232,000
Audit Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--
Total	$184,000	$232,000

Audit fees include amounts billed to the Company related to the audit of our consolidated financial statements, review of our quarterly financial statements and other services provided in connection with statutory and regulatory filings.

Audit Committee Pre-Approval Policy

The Audit Committee approves, prior to engagement, all audit and non-audit services provided by JLK and all fees to be paid for such services.  All services are considered and approved on an individual basis.  In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence.

Vote Required

The affirmative vote of a majority of the votes cast on the proposal is required to ratify the appointment of JLK as our independent registered public accountants for the fiscal year ending December 31, 2010.  Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of JLK as our independent registered public accountants for the fiscal year ending December 31, 2010.

Recommendation of the Board of Directors

Our Board unanimously recommends that the stockholders vote FOR ratification of the appointment of JLK as our independent registered public accountants for the fiscal year ending December 31, 2010.

MANAGEMENT

We are managed on a day-to-day basis by Vestin Mortgage, a privately held company which is a significant majority-owned subsidiary of Vestin Group.

Directors and Executive Officers

The following table sets forth the names, ages as of April 16, 2010 and positions of the individuals who serve as our directors and executive officers:

Name	Age	Title

Michael V. Shustek	51	President, Chief Executive Officer and Director
Rocio Revollo (1)	48	Chief Financial Officer
Donovan Jacobs	53	Director
Kenneth A Seltzer (2)	57	Director
Robert J. Aalberts (2)(3)	59	Director
Daryl C. Idler, Jr.(2)	65	Director

(1)	Ms. Revollo will be replaced as CFO, effective May 21, 2010, as part of the Company’s efforts to reduce general and administrative expenses. Her replacement has not yet been identified.
(2)	Member of the Audit Committee, Nominating Committee and Compensation Committee.
(3)	On March 4, 2009, Mr. Micone resigned as a Director and our Board appointed Mr. Aalberts to fill the vacancy.

The following table sets forth the names, ages as of April 16, 2010  and positions of the individuals who serve as directors, executive officers and certain significant employees of Vestin Mortgage (our manager), Vestin Group, Vestin Originations or our affiliates:

Name	Age	Title

Michael V. Shustek	51	President, Chief Executive Officer and Chairman
Rocio Revollo	48	Chief Financial Officer
Michael J. Whiteaker	60	Vice President of Regulatory Affairs of Vestin Group
Daniel B. Stubbs	48	Senior Vice President of Vestin Group
Edwin H. Bentzen IV	33	Corporate Controller of Vestin Group

Directors and Executive Officers of the Company, Vestin Mortgage (our manager), Vestin Group, Vestin Originations or our Affiliates

Michael V. Shustek has been a director of our manager and Chairman of the Board, Chief Executive Officer and a director of Vestin Group since April 1999 and a Director and CEO of us and Vestin Realty Mortgage II, Inc. (“VRM II”) since January 2006.  In February 2004, Mr. Shustek became the President of Vestin Group.  Mr. Shustek also serves on the loan committee of our manager and its affiliates.  In 2003, Mr. Shustek became the Chief Executive Officer of our manager.  In 1995, Mr. Shustek founded Del Mar Mortgage, and has been involved in various aspects of the real estate industry in Nevada since 1990.  In 1993, he founded Foreclosures of Nevada, Inc., a company specializing in non-judicial foreclosures.  In 1993, Mr. Shustek also started Shustek Investments, a company that originally specialized in property valuations for third-party lenders or investors.

In 1997, Mr. Shustek was involved in the initial founding of Nevada First Bank, with the largest initial capital base of any new state charter in Nevada’s history.  Mr. Shustek has co-authored two books, entitled “Trust Deed Investments,” on the topic of private mortgage lending, and “If I Can Do It, So Can You.”  Mr. Shustek is a guest lecturer at the University of Nevada, Las Vegas, where he also has taught a course in Real Estate Law and Ethics.  Mr. Shustek received a Bachelor of Science degree in Finance at the University of Nevada, Las Vegas.  As our founder and CEO, Mr. Shustek is highly knowledgeable with regard to our business operations and loan portfolio.  In addition, his participation on the Board is essential to ensure efficient communication between the Board and management.  See Note L Legal Matters Involving The Manager in Part II, Item 8 Financial Statements and Supplementary Data of our Annual Report on Form 10-K for information regarding legal matters involving our manager and Mr. Shustek.

Rocio Revollo was appointed as our Chief Financial Officer (“CFO”) on March 21, 2007, and has continued her duties as CFO since April 2009 as an employee of Strategix Solutions, LLC (“Strategix Solutions”).  During April 2009, we entered into an accounting services agreement with Strategix Solutions, a Nevada limited liability company, for the provision of accounting and financial reporting services to us, VRM II and Fund III.  In addition, Ms. Revollo has been the CFO of VRM II and Vestin Group since March 21, 2007.  Prior to being appointed as the CFO of us, VRM II and Vestin Group, Ms. Revollo served as the Corporate Controller of Vestin Group since June 2005.  Ms. Revollo previously served as Corporate Controller for Sobel Westex from January 2002 through May 2005.  From April 1999 to December 2001, Ms. Revollo was a financial consultant for Re:Source Connections.  Ms. Revollo is a Certified Public Accountant and worked for the accounting firm of KPMG LLP.  She received a Bachelor of Business Administration degree in Accounting and a Bachelor of Arts degree in Communication Studies from the University of Nevada, Las Vegas.  Ms. Revollo will be replaced as CFO, effective May 21, 2010, as part of the Company’s efforts to reduce general and administrative expenses.  Pursuant to the terms of our agreement with Strategix Solutions, they are required to designate, subject to the approval of our Board of Directors, a new CFO for the Company.

Michael J. Whiteaker has been Vice President of Regulatory Affairs of Vestin Group since May 1999.  Mr. Whiteaker is experienced in the banking and finance regulatory fields, having served with the State of Nevada, Financial Institution Division from 1982 to 1999 as its Supervisory Examiner, responsible for the financial and regulatory compliance audits of all financial institutions in Nevada.  Mr. Whiteaker has worked extensively on matters pertaining to both state and federal statutes, examination procedures, policy determination and credit administration for commercial and real estate loans.  From 1973 to 1982, Mr. Whiteaker was Assistant Vice President of Nevada National Bank, responsible for a variety of matters, including loan review.  Mr. Whiteaker has previously served on the Nevada Association of Mortgage Brokers, Legislative Committee and is a past member of the State of Nevada, Mortgage Advisory Council.  He currently is a director of the Private Lenders Group, an organization devoted to creating and maintaining the highest professional standards possible among licensed Nevada Mortgage brokers.

Daniel B. Stubbs has been the Senior Vice President of Underwriting and Secretary of our manager since January 2000.  Mr. Stubbs heads the loan department for our manager and its affiliates and is responsible for reviewing loan requests and performs due diligence necessary for risk analysis in connection with the underwriting process.  In addition, Mr. Stubbs serves on the loan committee and acts as liaison for our manager and its affiliates with the various commercial loan participants.  Mr. Stubbs oversees the liquidation and sale of our real estate held for sale properties.  Mr. Stubbs has 15 years experience in the title insurance industry and has received a Bachelor of Arts degree in Communication Studies from the University of Nevada, Las Vegas.

Edwin H. Bentzen IV has been the Corporate Controller of Vestin Group since April 2007, and has continued his duties as Corporate Controller since April 2009 as an employee of Strategix Solutions.  Prior to being Corporate Controller of Vestin Group, Mr. Bentzen served as a Financial Reporting Analyst for Vestin Group since January 2006.  Mr. Bentzen served at Ameristar Casinos Inc. as Senior Internal Auditor from June 2005 through January 2006 and an Internal Auditor from June 2003 to June 2005.  Prior to June 2003, Mr. Bentzen was engaged in public tax accounting at a local firm in Las Vegas.  Mr. Bentzen is a Certified Internal Auditor and received a Master’s of Science in Accountancy and a Bachelor of Science degree in Hotel Administration, with an emphasis in gaming, from the University of Nevada, Las Vegas.

Robert J. Aalberts was a director of Vestin Group from April 1999 to December 2005, and was a member of our Board from January 2006 until he resigned in January 2008.  In March 2009, he was appointed to replace Mr. Micone, who resigned from our Board.  At the time he was appointed to fill the vacancy created by Mr. Micone’s resignation, the Board determined that Mr. Aalberts meets the definition of independent director.  Mr. Aalberts has been a director of VRM II since January 2006.  Since 1991, Professor Aalberts has held the Ernst Lied Professor of Legal Studies professorship in the College of Business at the University of Nevada, Las Vegas.  From 1984 to 1991, Professor Aalberts was an Associate Professor of Business Law at Louisiana State University in Shreveport, Louisiana.  From 1982 through 1984, he served as an attorney for Gulf Oil Company.  Professor Aalberts has co-authored a book relating to the regulatory environment, law and business of real estate; including Real Estate Law (7th Ed. (2009) 6th Ed. (2006)) published by the Thomson/West Company.  He is also the author of numerous legal articles, dealing with various aspects of real estate, business and the practice of law.  Since 1992, Professor Aalberts has been the Editor-in-chief of the Real Estate Law Journal.  Professor Aalberts received his Juris Doctor degree from Loyola University, in New Orleans, Louisiana, a Masters of Arts from the University of Missouri, Columbia, and a Bachelor of Arts degree in Social Sciences, Geography from the Bemidji State University in Bemidji, Minnesota.  He was admitted to the State Bar of Louisiana in 1982 (currently inactive status).  Mr. Aalberts’ extensive knowledge of business and real estate law is a valuable resource for our Board.

Daryl C. Idler, Jr. has been President and Managing General Partner of Premier Golf Properties, LP, dba Cottonwood Golf Club in Rancho San Diego, California, since 2002 and a member of our board since January 2008.  From 2000 to 2002, Mr. Idler was Executive Vice President and General Counsel to Global Axcess Corp. (GAXC). From 1973 to 2000, Mr. Idler practiced corporate and real estate law in California.  Mr. Idler received his Bachelor’s Degree from the University of Redlands, California and his Juris Doctor from the University of San Diego School of Law.  Mr. Idler has been an active member of the California Bar since 1973.  Mr. Idler is a member of the Board of Sonshine Haven in El Cajon, California. In addition, Mr. Idler sits on the Board of Trustees and Board of Administration for Skyline Wesleyan Church in La Mesa, California.  Mr. Idler served in the United States Navy Reserve from 1966 to 1973, with active service from 1967 to 1969.  Mr. Idler’s legal knowledge, and his familiarity with the business and legal communities in California, provide an important perspective as the Board addresses issues related to the management of our loan portfolio and REO.

Donovan J. Jacobs was an employee of Vestin Group from 2000 to 2004 and from September 2005 to October 2006 and has been a member of our board since January 2008.  At Vestin Group, he was responsible for opening and managing three Vestin Mortgage’s branch offices.  Since 1992, Mr. Jacobs has been practicing law in San Diego, California where he represents police officers in both administrative and civil actions.  Mr. Jacobs is a retired San Diego Police Officer, where he served for 13 years.  Mr. Jacobs holds a lifetime teaching credential from the State of California and has taught law and police science at Miramar College, Southwestern College and Central Texas College.  Mr. Jacobs has authored two books on narcotics investigations, Street Crime Investigations and Street Cop.  Mr. Jacobs received his Bachelor’s Degree from San Diego State and his Juris Doctor from Thomas Jefferson School of Law.  Mr. Jacobs was admitted to the California Bar in 1992.  Mr. Jacobs’s legal knowledge, and his familiarity with the business and legal communities in California, provide an important perspective as the Board addresses issues related to the management of our loan portfolio and REO.

Michael Micone was elected to our Board at the 2008 Annual Meeting of Stockholder, held on June 11, 2008 and served as a director from June 2008 to March 2009.  Mr. Micone decided to resign from the board in March 2009.  The remaining board Members appointed Robert J. Aalberts to replace Mr. Micone on our board.  Mr. Micone founded and has served as President of Accountants, Inc. in Reno and Las Vegas, Nevada since 1996. Accountants, Inc. is a placement firm for accountants throughout the state of Nevada.  Prior to the formation of Accountants, Inc., Mr. Micone was a senior manager for the largest health care company in the United States.  Mr. Micone is currently President of the Construction Financial Management Association, Vice President of the Community Council of the Las Vegas Chamber of Commerce and sits on the board of directors for the Nevada Staffing Association an affiliate of the American Staffing Association.  Mr. Micone graduated from the University of Nevada in 1991.

Kenneth A. Seltzer is the president of the accounting firm of Kenneth A. Seltzer, CPA A.P.C. since 1993 and a member of our board since January 2008.  His firm specializes in compilations and reviews for small and medium size businesses as well as federal and state tax reporting.  In addition, his firm has performed accounting engagements for bankruptcy cases in the State of Nevada.  Mr. Seltzer is a CPA in the State of Nevada and a graduate of California State University, Northridge.  Mr. Seltzer’s experience as an accountant provides the Board with an important perspective on financial reporting and internal controls.

Relationships Among Executive Officers and Directors

Our executive officers are elected by our Board on an annual basis and serve until their successors have been duly appointed and qualified.  There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

The SEC conducted an investigation of certain matters related to us, Vestin Mortgage, Vestin Capital, VRM II and Vestin Fund III, LLC (“Fund III”).  We fully cooperated during the course of the investigation.  On September 27, 2006, the investigation was resolved through the entry of an Administrative Order by the SEC (the “Order”).  Vestin Mortgage, Vestin Mortgage and its Chief Executive Officer, Michael Shustek, and Vestin Capital (collectively, the “Respondents”), consented to the entry of the Order without admitting or denying the findings therein.

In the Order, the SEC found that the Respondents violated Section 17(a)(2) and (a)(3) of the Securities Act of 1933, as amended, through the use of certain slide presentations in connection with the sale of units in Fund III and in VRM II’s predecessor, Vestin Fund II, LLC.  The Respondents consented to the entry of a cease and desist order, the payment by Mr. Shustek of a fine of $100,000 and Mr. Shustek’s suspension from association with any broker or dealer for a period of six months, which expired in March 2007.  In addition, the Respondents agreed to implement certain undertakings with respect to future sales of securities.  We are not a party to the Order.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the SEC.  Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.  Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 4 or 5 were required for such persons, we believe that our executive officers and directors timely filed all reports required under Section 16(a) of the Exchange Act for our fiscal year 2009

EXECUTIVE COMPENSATION AND RELATED INFORMATION

We do not pay any compensation to our executive officers.  We pay a management fee of up to 0.25% of the amounts raised by us and Fund I through the sale of shares or units.  Payment of the management fee is reviewed by and subject to approval of our Compensation Committee.  For the year ended December 31, 2009, we paid our manager $277,000 for its management services, which represented less than 5% of the revenues received by our manager and its affiliates in 2009.

Pursuant to our management agreement, subject to the concurrence of our Compensation Committee, we pay our manager a fee which is calculated as a percentage of our original capital contributions.  In addition, we may pay our manager or its affiliates for services rendered in selling properties acquired through foreclosure.  We currently pay Strategix Solutions a fixed monthly fee of $14,000 for such services, which includes the services of our Chief Financial Officer.  We have evaluated the risks entailed in these fee arrangements and we do not believe that such risks are reasonably likely to have a material adverse effect upon the Company.

Our manager also receives various fees from borrowers.  Such fees may include origination fees as well as charges for servicing, extending or modifying their loans.  We are not a party to such fee arrangements and have no control over them.  As discussed in the section of our Annual Report on Form 10-K entitled “Risk Factors”, many of these fees are paid on an up-front basis and, as a result, could create an incentive for our manager to make or extend riskier loans.  Funding risky loans could have a material adverse effect upon our operating results and financial condition.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

We have no employment agreement with any of our executive officers nor do we have in place any change-in-control arrangements with any person.  We have entered into a Management Agreement with Vestin Mortgage to manage our operations.  The Management Agreement continues in force for the duration of the existence of the Company unless terminated upon the affirmative vote of a majority in interest of stockholders entitled to vote on the matter.  In addition, a majority of our independent directors may terminate the Management Agreement for cause at any time upon 90 days’ written notice of termination.

During April 2009, we entered into an accounting services agreement with Strategix Solutions, LLC (“Strategix Solutions”), a Nevada limited liability company, for the provision of accounting and financial reporting services to us, VRM II and Fund III.  Our CFO and the Controller of our manager became employees of Strategix Solutions.  Strategix Solutions is managed by LL Bradford and Company, LLC (“LL Bradford”), a certified public accounting firm that has provided non-audit accounting services to us.  The principal manager of LL Bradford was a former officer of our manager from April 1999 through January 1, 2005.  Strategix Solutions is owned by certain partners of LL Bradford.  None of the owners of Strategix Solutions have served or are currently serving as officers of the Company or our manager.  As used herein, “management” means our manager, its executive officers and the individuals at Strategix Solutions who perform accounting and financial reporting services on our behalf.  Our agreement with Strategix Solutions may be terminated with or without cause by our manager or our Board upon 30 days prior written notice.  Strategix Solutions may terminate the contract, with or without cause, upon 60 days prior written notice.

EQUITY COMPENSATION PLAN INFORMATION

We do not currently have any equity compensation plans.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 16, 2010 by:

•	Each director;

•	Our executive officers;

•	All executive officers and directors as a group; and

•	Each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of our common stock.

Unless otherwise noted, the percentage ownership is calculated based on 6,499,191 shares of our total outstanding common stock as of April 16, 2010.

		Common Shares Beneficially Owned
Beneficial Owner	Address	Number	Percent

Michael V. Shustek (1)	6149 S. Rainbow Blvd. Las Vegas, NV 89118	839,716	12.92%
Rocio Revollo	8880 W. Sunset Rd. 3rd Floor Las Vegas, NV 89148	--	--
Robert J. Aalberts (3)	6149 S. Rainbow Blvd. Las Vegas, NV 89118	440	**
Donovan Jacobs	1347 Tavern Rd. #18, PMB201 Alpine, CA 91901	--	--
Kenneth A Seltzer	17 Candlewyck Dr. Henderson, NV 89052	--	--
Michael Micone (2)	1242 Sonatina Dr. Henderson, NV 89052	--	--
Daryl C. Idler, Jr.	110 West C ST. Suite 1901 San Diego, CA 92101	--	--
All directors and executive officers as a group (7 persons)		840,156	12.93%

**  Less than one percent of our total outstanding common stock.

(1)
Mr. Shustek is the Chairman, President and Chief Executive Officer of Vestin Mortgage and indirectly owns a significant majority of the capital stock of our manager through Vestin Group.  Mr. Shustek is the beneficial owner of 839,716 shares of our common stock, representing approximately 12.9% of our outstanding common stock (based upon 6,499,191 shares of common stock outstanding at April 16, 2010).  Mr. Shustek directly owns 206,041 shares of our common stock (totaling 3.2%) and indirectly owns and has economic benefit of 100,000 shares of our common stock (totaling 1.5%) through his ownership of Vestin Mortgage.  In addition, through his management powers, Mr. Shustek has shared voting and dispositive power over 533,675 (8.2%) shares, owned by VRM II.  Mr. Shustek owns an approximate 11.9% interest in VRM II and is an executive officer and director of VRM II.  Mr. Shustek’s pecuniary interest in our shares owned by VRM II is 63,288 shares.  Mr. Shustek has sole voting and dispositive power with respect to shares owned directly by himself and with respect to shares owned by Vestin Mortgage and Fund III.  He has shared voting and dispositive power with respect to shares owned by VRM II.  Voting and dispositive power with respect to shares owned by VRM II is shared with the members of VRM II’s board of directors.

(2)	On March 4, 2009, Mr. Micone resigned as a Director and was replaced by Robert J. Aalberts.

(3)
Except as otherwise indicated, and subject to applicable community property and similar laws, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee (the “Audit Committee”) of the board of directors (the “Board”) of Vestin Realty Mortgage I, Inc. (the “Company”) with respect to the Company’s consolidated audited financial statements for the fiscal year ended December 31, 2009.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accountants

The Audit Committee has discussed with Frazer Frost (successor entity to Moore Stephens Wurth Frazer and Torbet, LLP and the Company’s independent auditors for the year ended December 31, 2009), the Company’s independent registered public accountants, the matters required to be discussed by the statement on Auditing Standards No. 61,  Communication with Audit Committees , as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has also received written disclosures and the letter from Frazer Frost required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with audit committees concerning independence, and has discussed with Frazer Frost its independence from the Company.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report filed with the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2009.

Submitted by the Audit Committee of
the Board of Directors,

Kenneth A. Seltzer, Chairman
Robert J. Aalberts
Daryl C. Idler, Jr.

Dated: April 23, 2010
Las Vegas, Nevada

NO INCORPORATION BY REFERENCE OR DEEMED FILING

Notwithstanding anything to the contrary set forth in any of our previous or future filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement or future filings made by us under those statutes, the Audit Committee Report and the Audit Committee Charter referred to in this proxy statement are not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or any future filings made by us under those statutes.

TRANSACTIONS WITH RELATED PERSONS

From time to time, we may acquire or sell investments in real estate loans from/to our manager or other related parties pursuant to the terms of our Management Agreement provided the price does not exceed the price paid by such related party.  No gain or loss is recorded on these transactions, as it is not our intent to make a profit on the purchase or sale of such investments.  The purpose is generally to diversify our portfolio by syndicating loans, thereby providing us with additional capital to make additional loans.

Other than as set forth above, our Management Agreement contains a series of restrictions on transactions between us and our manager, Vestin Mortgage and its affiliates.  Generally speaking, any such transactions must be approved in advance by a majority of our independent directors.

Transactions with the Manager

Subject to the review of our Compensation Committee, our manager is entitled to receive from us an annual management fee of up to 0.25% of our aggregate capital contributions received by us and Fund I from the sale of shares or membership units, paid monthly.  The amount of management fees paid to our manager for the years ended December 31, 2009, 2008 and 2007, was $277,000, respectively for each period.  We paid our manager $113,000 for unpaid fees owed to our manager from our borrowers.  These unpaid fees became due and payable on demand from us.

As of December 31, 2009, 2008 and 2007, our manager owned 100,000 of our common shares, representing approximately 1.54%, 1.51% and 1.45%, respectively, of our total outstanding common stock.  For the years ended December 31, 2009, 2008 and 2007, we declared $0, $16,000 and $58,000, respectively, in dividends payable to our manager based on the number of shares our manager held on the dividend record dates.

On March 6, 2009, we, VRM II, and Fund III completed the sale of 105 of the 106 units in a residential apartment /condo property in Nevada, to an unrelated third party; the remaining unit is held for sale.  In accordance with our Management Agreement, we, VRM II, and Fund III paid our manager an administrative fee of $282,000, shared pro-rata among us, VRM II, and Fund III.  During September 2008, we, VRM II, and Fund III sold a residential building property in Nevada, to an unrelated third party.  As part of the sale, we, VRM II, and Fund III paid our manager an administrative fee of $46,000, shared pro-rata between us, VRM II, and Fund III.  There were no similar transactions during the year ended December 31, 2007.

As of December 31, 2009, we did not owe our manager or have any receivables from our manager.  As of December 31, 2008, we owed our manager $122,000, primarily related to loan extension fees.

Transactions with Other Related Parties

As of December 31, 2009, 2008 and 2007, we owned 225,134 common shares of VRM II, representing approximately 1.65%, 1.63% and 1.51%, respectively, of their total outstanding common stock.  For the years ended December 31, 2009, 2008 and 2007, we recognized $0, $110,000 and $294,000, respectively, in dividend income from VRM II based on the number of shares we held on the dividend record dates.

As of December 31, 2009, 2008 and 2007, VRM II owned 533,675 of our common shares, representing approximately 8.21%, 8.05% and 7.76%, respectively, of our total outstanding common stock.  For the years ended December 31, 2009, 2008 and 2007, we declared $0, $86,000, and $282,000, respectively, in dividends payable to VRM II based on the number of shares VRM II held on the dividend record dates.

During the year ended December 31, 2009, we bought approximately $1.7 million in real estate loans from VRM II.  During the year ended December 31, 2008, we bought approximately $0.5 million in real estate loans from VRM II and sold $3.3 million in real estate loans to VRM II.  During the year ended December 31, 2007, we bought approximately $4.4 million in real estate loans from VRM II.  No gain or loss resulted from these transactions.

As of December 31, 2009, we owed VRM II approximately $0.3 million, primarily related to legal fees.  As of December 31, 2008, we owed VRM II $92,000.

As of December 31, 2009, we had receivables from Fund III of $1,000.  As of December 31, 2008, we did not have a balance due to or due from Fund III.

During the years ended December 31, 2009, 2008 and 2007, we incurred $105,000, $94,000 and $33,000, respectively, for legal fees to the law firm of Levine, Garfinkel & Katz, in which the Secretary of Vestin Group has an equity ownership interest in the law firm.

FORM 10-K

We have filed an Annual Report on Form 10-K for the year ended December 31, 2009 with the SEC.  We make available free of charge through http://www.vestinrealtymortgage1.com our Annual Reports on Form 10-K or by writing Michael V. Shustek, Chief Executive Officer, Vestin Realty Mortgage I, Inc., 6941 S. Rainbow Blvd., Las Vegas, Nevada 89118.

OTHER MATTERS

Our Board knows of no other business that will be presented at the 2010 Annual Meeting.  If any other business is properly brought before the 2010 Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the Board.  If no recommendation is made by our Board, the proxy holders will vote your shares in their discretion.  Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy or the authorization of a proxy to vote over the Internet.

It is important that the proxies be executed and returned promptly so that your shares are represented at the Annual Meeting.  You are urged to promptly authorize a proxy to vote your shares using one of the methods described in this proxy statement and the enclosed proxy card.

By Order of the Board of Directors,

/s/ Michael V. Shustek
Michael V. Shustek
Chairman of the Board of Directors and Chief Executive Officer

Dated: April 23, 2010
Las Vegas, Nevada

VESTIN REALTY MORTGAGE I, INC.

PROXY

Annual Meeting of Stockholders, June 2, 2010

This Proxy is Solicited on Behalf of the Board of Directors of

VESTIN REALTY MORTGAGE I, INC.

The undersigned stockholder of Vestin Realty Mortgage I, Inc., a Maryland corporation (the “Company”), hereby revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 2, 2010 and the accompanying Proxy Statement, the terms of which are incorporated by reference, and appoints Michael V. Shustek and Michael Whiteaker, and each of them, as the Proxy of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at Venable, LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202 on Wednesday, June 2, 2010 at 10:00 a.m. Eastern Time (the “Annual Meeting”), and at any adjournment or postponement thereof and to otherwise represent the undersigned at the Annual Meeting, with the same force and effect as the undersigned might or could do if personally present thereat.  The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.  The undersigned revokes any proxy heretofore given with respect to the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ONE DIRECTOR AND “FOR” EACH OF THE OTHER LISTED PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.  To elect one director of the Company to serve until the 2013 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

Nominees FOR Kenneth A. Seltzer ☐	WITHHOLD AUTHORITY ☐

2. To ratify the appointment of JLK Partners, LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2010.
FOR ☐	AGAINST ☐	ABSTAIN ☐

3. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters that may properly come before the meeting.

This proxy, when properly executed, will be voted as specified above.  If no specification is made, this Proxy will be voted “FOR” the election of the director listed at left and “FOR” the other listed proposals.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

To change your address on your account, please check the box at the right and indicate your new address in the address space below.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Please check here if you plan to attend the meeting.  ☐

________________________________________
Signature of Stockholder

________________________________________
Signature of Stockholder

Date:

Note:  This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

YOUR PROXY CONTROL NUMBER	VOTE BY INTERNET: Log-on to www.votestock.com Enter your control number printed to the leftVote your proxy by checking the appropriate boxesClick on “Accept Vote”

VOTE BY TELEPHONE:  After you call the phone number below, you will be asked to enter the control number at the left of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at
1-866-578-5350 on a touch-tone telephone

VOTE BY MAIL: If you do not wish to vote over the Internet or by telephone, please complete, sign, date and return the accompanying proxy card in the pre-paid envelope provided.

You may vote by Internet or telephone 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 p.m., prevailing time, on June 1, 2010.
Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.